SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) AUGUST 14, 2002
                                                          -------------


                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-49899                13-4078506
  (State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)

           110 East 59th Street, 26th Floor, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code (212) 906-8485
                                 --------------

                             CORECOMM HOLDCO, INC.
                              ---------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Telecommunications provider ATX Communications, Inc., said today that it has demanded millions of dollars of credits from Verizon and that it will aggresively pursue all legal remedies for improperly billed charges to which it is entitled under its interconnection agreement and applicable law.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

  99.1   Press release, issued August 14, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATX COMMUNICATIONS, INC.
                                    (Registrant)


                                    By:     /s/ Michael A. Peterson
                                        ---------------------------------------
                                    Name:   Michael A. Peterson
                                    Title:  Executive Vice President -
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: August 14, 2002

                                 EXHIBIT INDEX
                                 -------------
Exhibit

99.1      Press release, issued August 14, 2002

                                                                  Exhibit 99.1
[ATX LOGO]
FOR MORE INFORMATION:    Melissa Kaufman  (800) 220-2892
                         mail:  Melissa.Kaufman@atx.com      www.atx.com


            ATX DEMANDS MILLIONS OF DOLLARS IN CREDITS FROM VERIZON

Bala Cynwyd, PA - August 14, 2002 - Telecommunications provider ATX Communications, Inc. (Nasdaq: COMM) said today that it has demanded millions of dollars of credits from Verizon and that it will aggressively pursue all legal remedies for improperly billed charges to which it is entitled under its interconnection agreement and applicable law.

ATX, an integrated communications provider of telephony, Internet, and high-speed data services to business and residential customers in the Midwest and the Mid-Atlantic states, indicated that over the course of many months, it has been attempting to negotiate a final resolution to many millions of dollars of improper charges that have been billed by Verizon.

"Since the very first invoice we received from Verizon in 1998, Verizon has been billing ATX millions of dollars in inappropriate charges and this illegal and anti-competitive behavior is continuing today," said Thomas Gravina, ATX's President and Chief Executive Officer. "Instead of correcting its billing and back office support system failures to eliminate its performance problems, we believe Verizon has opted to simply ignore them."

Over the past several years ATX has refused to pay Verizon for services that have not been properly billed, services that have not been rendered or services that otherwise have not met the standards set forth in the agreements between the companies. To date, Verizon has refused to credit these disputed charges to ATX. Through a series of events, the companies had agreed to attempt to resolve these disputes without litigation, but those discussions were unproductive.

On August 1, 2002, ATX put Verizon on notice that it will aggressively pursue all legal means to remedy what ATX believes has been Verizon's various breaches of their agreements and other anti-competitive, fraudulent, and unlawful conduct, including, but not limited to, relief under the federal antitrust statutes. Following ATX's notice, Verizon filed a complaint on August 13, 2002 in the U.S. District Court for the District of Delaware against ATX and several of its indirect, wholly owned subsidiaries seeking payment of amounts allegedly owed to Verizon under various contracts. While ATX has not yet fully assessed Verizon's complaint, ATX believes that it has meritorious defenses to the complaint, and further, that the amounts owed are substantially less than the amount claimed by Verizon.

"We have bent over backwards to settle these billing errors amicably with Verizon," continued Gravina. "As a result of Verizon's refusal to properly honor our claims, it is now apparent that those discussions were fruitless. ATX will not stand by and let Verizon get away with violating its agreements and engaging in other anti-competitive tactics."

                                    - more -

ABOUT ATX
Founded in 1985, ATX Communications, Inc. is a facilities-based integrated communications provider offering local exchange carrier and inter-exchange carrier telephone, Internet, e-business, high-speed data, and wireless services to business and residential customers in targeted markets throughout the Mid-Atlantic and Midwest regions of the United States. ATX currently serves approximately 400,000 business and residential customers. For more information on ATX, please visit www.atx.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 Certain statements contained in this press release may constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995, which are usually identified by the use of forward-looking words or phrases, including, "anticipates," "believes," "estimates," "expects," "intends," "positioned," "projects," "plans," "should," strategy," and "will" and similar expressions. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of ATX or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. In evaluating forward-looking statements, you should consider the documents filed by ATX and CoreComm Limited with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors or other disclosure that could cause actual results to differ from those contained in the forward-looking statements, as well as the following: adverse developments in commercial disputes or legal proceedings, including the pending and any future litigation with Verizon; adverse developments with respect to ATX's liquidity or results of operations; ATX's ability to fund and execute its business plan; changes in the outcome of future events from the assumed outcome included by ATX in its significant accounting policies; and ATX's ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner, at reasonable costs and on satisfactory terms and conditions. The information contained in this press release is a statement of ATX's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and ATX's assumptions. You should not place undue reliance on the forward-looking statements, which are not a guarantee of performance or results and are subject to a number of risks and uncertainties, which are outside of ATX's control. The cautionary statements contained or referred to in this press release should be considered in connection with any subsequent written or oral forward-looking statements and accompanying cautionary language that ATX or authorized persons acting on its behalf may disseminate. ATX disclaims any intent or obligation to update any forward-looking statements, whether as a result of changes in its assumptions, plans, intentions or expectations, new information, future events or otherwise, unless required by applicable law.

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